UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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THOMAS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THOMAS GROUP, INC.
5221 N. O’Connor Blvd, Suite 500
Irving, Texas 75039

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On December 12, 2006

To the Stockholders of Thomas Group, Inc.:

A special meeting of stockholders of Thomas Group, Inc. will be held on Tuesday, December 12, 2006, at 11:30 a.m., local time, at the our executive offices located at 5221 N. O’Connor Blvd, Suite 500, Irving, Texas 75039 for the following purposes:

1.                                       To consider and vote upon a proposal to approve, adopt and ratify the 2005 Omnibus Stock and Incentive Plan for Thomas Group, Inc.;

2.                                       To consider and vote upon a proposal to approve and ratify certain awards made under the 2005 Omnibus Stock and Incentive Plan to James T. Taylor, our President and Chief Executive Officer, David English, our Chief Financial Officer, and Terry Stinson, our newly appointed President, North America - Commercial; and

3.                                       To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on November 1, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting or any adjournment or postponement thereof.  Only holders of record of our common stock at the close of business on the record date are entitled to notice of and to vote at the meeting.

Your vote is important.  All stockholders are cordially invited to attend the meeting.  We urge you, whether or not you plan to attend the meeting, to submit your proxy by completing, signing, dating and mailing the enclosed proxy or voting instruction card in the postage-paid envelope provided. If a stockholder who has submitted a proxy attends the meeting in person, such stockholder may revoke the proxy and vote in person on all matters submitted at the meeting.

By Order of the Board of Directors

James T. Taylor
Chief Executive Officer and President
November 28, 2006

THOMAS GROUP, INC.
5221 N. O’Connor Blvd, Suite 500
Irving, Texas 75039

PROXY STATEMENT

For Special Meeting of Stockholders
To Be Held On December 12, 2006

GENERAL

This proxy statement is furnished to stockholders of Thomas Group, Inc. in connection with the solicitation of proxies for use at a special meeting of stockholders to be held at the time and place and for the purposes set forth in the accompanying notice.  The approximate date of mailing of this proxy statement and the accompanying proxy or voting instruction card is November 28, 2006.

Proxies and Voting Instructions

If you hold shares of our common stock in your name, you can submit your proxy by completing, signing and dating your proxy card and mailing it in the postage paid envelope provided.  Proxy cards must be received by us before voting begins at the special meeting.

If you hold shares of common stock through someone else, such as a bank, broker or other nominee, you may get material from them asking you how you want to vote your shares.

You may revoke your proxy at any time prior to its exercise by:

•                  Giving written notice of the revocation to our corporate secretary at the address above;

•                  Appearing and voting in person at the special meeting; or

•                  Properly submitting a later-dated proxy by delivering a later-dated proxy card to our corporate secretary at the address above.

If you attend the special meeting in person without voting, this will not automatically revoke your proxy.  If you revoke your proxy during the meeting, this will not affect any vote previously taken at the meeting.  If you hold shares of common stock through someone else, such as a bank, broker or other nominee, and you desire to revoke your proxy, you should follow the instructions provided by your nominee.

Voting Procedures and Tabulation

We will appoint one or more inspectors of election to act at the special meeting and to make a written report thereof.  Prior to the special meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability.  The inspectors will ascertain the number of shares of common stock outstanding and the voting power of each, determine the shares of common stock represented at the special meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.  The determination of the inspectors as to the validity of proxies will be final and binding.

Abstentions and broker non-votes (i.e., proxies submitted by brokers that do not indicate a vote for a proposal because they do not have discretionary voting authority and have not received instructions as to how to vote on the proposal) are counted as present in determining whether the quorum requirement for the special meeting is satisfied.  For purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, these shares will be treated as not present at the meeting and not entitled to vote with respect to that matter, even though those shares are considered to be present at the meeting for quorum purposes and may be entitled to vote on other matters.  Abstentions, on the other hand, are considered to be present at the meeting and entitled to vote on the matter abstained from.

Dissenters’ Rights of Appraisal

Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal with respect to the proposals.

Solicitation of Proxies

This solicitation is being made by mail on behalf of our Board of Directors.  Thomas Group will bear the expense of the preparation, printing and mailing of the enclosed Proxy, Notice of Special Meeting and this Proxy Statement and any additional material relating to the meeting that may be furnished to stockholders by our Board of Directors subsequent to the furnishing of this Proxy Statement.  Thomas Group will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares.  To obtain the necessary representation of stockholders at the meeting, supplementary solicitations may be made by mail, telephone, facsimile transmission, e-mail or personal interview by our officers or employees, without additional compensation, or selected securities dealers.  We anticipate that the cost of such supplementary solicitations, if any, will not be material.

VOTING SECURITIES

Our only outstanding voting securities are our shares of common stock.  Only holders of record of shares of our common stock at the close of business on November 1, 2006, the record date for the special meeting, are entitled to notice of and to vote at the special meeting.  On the record date for the special meeting, there were 10,991,454 shares of common stock outstanding and entitled to be voted at the special meeting.  A majority of such shares, present in person or represented by proxy, is necessary to constitute a quorum.  Each share of common stock is entitled to one vote.

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PROPOSAL ONE: APPROVAL OF THE 2005 OMNIBUS STOCK AND INCENTIVE PLAN

Our Board of Directors believes that it is important to have equity-based incentives available to attract and retain qualified employees and independent contractors who are essential to the success of Thomas Group and our affiliates and that it is important to link the interests and efforts of such persons to the long-term interest of the stockholders of Thomas Group.  Accordingly, in December 2005, our Board of Directors adopted the 2005 Omnibus Stock and Incentive Plan (which we refer to herein as the “2005 Plan”).

On December 20, 2005 and December 23, 2005, Thomas Group stockholders who collectively own approximately 67% of our common stock provided their written approval and adoption of the 2005 Plan.  At that time, such majority stockholders further agreed to perform such further acts and to execute any documents requested by Thomas Group in order to more fully evidence their adoption and approval of the 2005 Plan.  Our certificate of incorporation requires that formal approval of the 2005 Plan be obtained at a meeting of stockholders.  Therefore, our stockholders are now being requested to approve and ratify the 2005 Plan at the special meeting.  Since these majority stockholders have agreed to perform further acts requested by us, such as to vote their shares of common stock in favor of the 2005 Plan, approval of the 2005 Plan is assured.

On December 20, 2005, December 23, 2005 and April 27, 2006, the Compensation Committee, with General John T. Chain, Jr. abstaining, granted restricted share awards to James T. Taylor, our President and Chief Executive Officer, David English, our Chief Financial Officer and Terry D. Stinson, our newly appointed President Commercial Operations.  Each of these awards expressly requires approval by our stockholders of the 2005 Plan by December 20, 2006.  If appropriate stockholder approval is not obtained on or before such date, these awards will terminate and become null and void.

Section 162(m) of the Internal Revenue Code places a $1,000,000 limit on the income tax deduction that may be taken by publicly held corporations for compensation paid to the chief executive officer and the four other most highly compensated officers unless such compensation is based on the attainment of objective performance goals established in advance by a committee of two or more outside directors and the material terms of the plan under which the compensation is to be paid are disclosed to and approved by the stockholders.  Our Compensation and Corporate Governance Committee (which we refer to as our “Compensation Committee”), with General John T. Chain, Jr. abstaining, is composed of “outside directors” as such term is defined under Section 162(m).  In order to comply with the requirements of Section 162(m) and certain other legal and regulatory requirements, we are requesting the approval and ratification of the 2005 Plan by all of our stockholders.

Description of the Plan

Administration

The 2005 Plan is administered by the Compensation Committee, with General John T. Chain, Jr. abstaining as to certain matters, except that the Compensation Committee may designate one or more persons as “administrators” who may carry out nondiscretionary duties with respect to the 2005 Plan and awards made thereunder.

The Compensation Committee has the sole authority to interpret the 2005 Plan and to make rules and regulations relating to the 2005 Plan, to select participants, to establish the terms and conditions of awards and to grant awards.

Eligible Participants

Awards may be granted under the 2005 Plan to employees, officers or consultants of Thomas Group or any of our subsidiaries.  As of September 30, 2006, approximately 149 persons were eligible to participate in the 2005 Plan.  The Compensation Committee has the sole discretion to select the recipients of, and to establish the nature and size of, awards granted under the 2005 Plan.

Common Stock Subject to 2005 Plan

A maximum of 1,000,000 shares of common stock is available for issuance under the 2005 Plan.  The shares of common stock that may be issued under the 2005 Plan may be treasury shares or may consist of authorized but unissued shares of common stock.  To the extent some or all of the shares underlying any award under the 2005 Plan are not issued because the award expires, is terminated or does not fully vest, such shares again will be available for issuance under the 2005 Plan.

Types of Awards

The 2005 Plan provides a means for Thomas Group to grant awards to eligible participants in the form of options, restricted shares, performance awards and stock appreciation rights.

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Options

The 2005 Plan provides for the grant of options to acquire shares of our common stock.  Grants of such options shall take the form of either incentive stock options (which we refer to as “ISOs”) or non-qualified stock options.

Limitations on Option Grants; Term of Options

The shares of common stock underlying ISOs granted to any single participant during a calendar year may not have a fair market value (determined at the date of grant) in excess of $100,000.  Any portion of an option designated as an ISO that is in excess of this $100,000 limit will, notwithstanding such designation, be a non-qualified stock option.  Options will be exercisable during a period determined by the Compensation Committee, but not more than ten years from the date of grant.  However, an option granted to an employee who owns shares of common stock possessing more than 10% of the voting power of all of our outstanding securities, also referred to as a “10% Owner,” will not be exercisable more than five years after the grant date.

No person whose compensation may be subject to the limitations on deductibility under Section 162(m) may receive options to purchase more than 700,000 shares of common stock in any fiscal year.

Option Exercise Price

The exercise price of each option will be determined by the Compensation Committee and must be at least 100% of the fair market value on the grant date of the shares of common stock issuable on exercise of the option.  However, an ISO granted to a 10% Owner must have an exercise price of at least 110% of the fair market value on the grant date of the shares of common stock issuable on exercise of the ISO.  For purposes of the 2005 Plan, the fair market value of a share of common stock on a particular date will be the closing price on the Nasdaq Stock Market on that date or, if the market is closed for trading on that date, the closing price on the most recent date on which trading was open.  On September 30, 2006, the closing price of common stock on the Nasdaq Stock Market was $10.27 per share.

Exercise of Options

Options will vest and become exercisable according to the terms of the option grant.

Options may be exercised only after the administrator has received a written notice of exercise as required by the option award agreement and the 2005 Plan and payment of the full exercise price plus any additional amounts for any required withholding taxes.

If an option holder’s employment is terminated for any reason other than death, disability or for cause, such holder will have 90 days to exercise his options, and on the 90th day following termination of his employment, the unexercised portions of his options will terminate.  If an option holder dies or becomes disabled, his options will terminate on the earlier of (i) the 180th day following termination of employment or (ii) the last day of the term of the option.  If an option holder’s employment is terminated for cause, such holder’s unexercised options will terminate immediately on the date his employment is terminated.

Restricted Share Awards

The 2005 Plan provides for the grant of restricted shares, which are shares of our common stock that are subject to certain restrictions under the 2005 Plan.  Participants who hold restricted shares do not enjoy all the rights and privileges of holders of unrestricted shares until the terms and conditions of the restricted share award are satisfied.  After such time, the participants shall have all rights, powers and privileges of a holder of unrestricted shares, except that such shares are not transferable until they are delivered to such participant.  Grants of restricted shares are for little or no cash consideration.

Limitations on Restricted Shares

The restrictions on shares of common stock granted pursuant to a restricted share award will remain in effect for the period of time specified in the award, and will lapse in whole, or in installments, over a period of time selected by the Compensation Committee.  The Compensation Committee may accelerate the date on which the restrictions lapse.  The Compensation Committee will determine whether the holder of the restricted shares shall have the right to vote restricted shares and the extent, if any, of such participant’s right to receive dividends and similar distributions.

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During the restricted period, certificates representing the restricted shares will be registered in the participant’s name and bear a restrictive legend disclosing the restrictions, the existence of the 2005 Plan and the existence of the restricted share award.  The certificates will be deposited by the participant with Thomas Group, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to Thomas Group of all or any portion of the restricted shares that become forfeited according to the terms of the restricted share award agreement.  Restricted shares constitute issued and outstanding common stock for all corporate purposes and the participant has all rights, powers and privileges of a holder of unrestricted shares of common stock except as expressly provided otherwise in the restricted share award agreement.

Performance Awards

The 2005 Plan provides for the grant of performance awards, which are awards that are expressly contingent on the achievement of established performance measures over a certain period of time.  A grant of performance awards may, in the Compensation Committee’s discretion, be settled in common stock, cash or a combination of stock and cash.

Limitations on Performance Awards

The cash portion of any performance award granted to a participant may not exceed $1,000,000 in a calendar year.

Performance Criteria

The Compensation Committee will select the performance measures that will be required to be satisfied in order to earn the performance award.  The performance measures, and the duration of any performance period in which the measures have to be met, may differ with respect to each participant, or with respect to separate performance awards issued to the same participant.  Such performance measures may include stock price, earnings per share, return on average common equity, pre-tax income, pre-tax operating income, net revenue, net income or profits before taxes, the fair market value of our stock, our net asset value or net asset value per share, reductions in our operating costs, or other similar measures as the Compensation Committee may select from time to time.  The selected performance measures, the performance periods, and any other conditions to our obligation to pay a performance award will be set forth in each performance award agreement prior to the earliest of (i) the 90th day of the selected performance period, (ii) the first date on which more than 25% of the performance period has elapsed and (iii) the first date, if any, on which satisfaction of the performance measure is no longer substantially uncertain.

The extent to which any performance measure has been achieved will be determined by the Compensation Committee, but such determination may be specifically delegated to the administrator.  Where a participant has not achieved the performance measures with respect to a performance award, if permitted under the terms of the performance award, the Compensation Committee, in its sole discretion, may reduce the maximum amount payable under the performance award.

Payment of Performance Awards

Performance awards may be payable in a single payment or in installments but may not be paid in whole or in part prior to the date on which the performance measures are attained, except that payment may be accelerated upon the death or disability of the participant or as a result of a change in control.  If any such acceleration event occurs prior to the satisfaction of the performance measures, the performance award will not be exempt from the Section 162(m) limits on income tax deductibility.

Stock Appreciation Rights (SARs)

The 2005 Plan provides for the grant of stock appreciation rights, or SARs, with respect to common stock either on a standalone basis or in tandem with other awards.  If granted in tandem, an SAR must be granted on the date of grant of the related award.  Upon exercising an SAR, the holder will receive shares of common stock having a fair market value equal to the product of (1) the excess of (A) the fair market value of a share of our common stock on the date of exercise, over (B) (x) the option price per share of common stock of the related option if the SAR is granted in tandem with an option, (y) the agreed price under the related performance award if the SAR is granted in tandem with a performance award, or (z) the fair market value of a share on the date of grant if the SAR is granted by itself with respect to a designated number of shares of common stock, in each case multiplied by (2) the number of shares of common stock with respect to which the SAR is being exercised.

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Limitations on SARs

The grant of a SAR does not give the holder any rights as a stockholder.

Exercise of SARs

To exercise a SAR, the participant must send written notice of exercise specifying the SAR to be exercised and the number of shares being exercised to our corporate secretary.  In addition, if requested, the participant must provide us with the relevant SAR award agreement and, if applicable, the related option agreement or related performance award agreement and our corporate secretary will endorse or cause to be endorsed thereon a notation of the exercise and, if less than all of the shares are exercised, return such agreements to the participant.

A SAR may be exercised only if and to the extent permitted under the terms of the relevant award agreement.  If a SAR is granted in tandem with a stock option award, it is exercisable only when the related option is eligible to be exercised and upon the exercise or termination of the related option.  If a SAR is granted in tandem with a performance award, it is exercisable only in connection with the payment or termination of the related performance award.

With respect to a holder who, on the date of a proposed SAR exercise, is an officer of Thomas Group, the proposed exercise may only occur as permitted by the applicable rules promulgated pursuant to Section 16(b) of the Securities Exchange Act of 1934.

Effectiveness of Awards

The Compensation Committee has the authority to condition any individual award agreement issued pursuant to the 2005 Plan on stockholder approval in order for such award to become effective.

Transferability of Awards

All awards may be transferred by will or the laws or descent and distribution, or pursuant to a domestic relations order, and, except for ISOs, to the extent expressly provided in an award agreement, to members of the participant’s immediate family, to trusts for such immediate family members, to partnerships whose only partners are such immediately family members, or to a person or other entity for which the participant is entitled to a deduction for a “charitable contribution” under the Internal Revenue Code; provided however that after such transfer, except for the right to exercise at the same time(s) and under the same conditions as the holder could exercise, the holder retains all of the rights, duties and obligations under the award.

Term, Amendment and Termination of 2005 Plan

The 2005 Plan will terminate on December 20, 2015, unless terminated earlier by the Board of Directors.

The Board of Directors or the Compensation Committee (subject to the prior written authorization of the Board of Directors) may, from time to time, amend the 2005 Plan or any award made thereunder; provided, however, that no amendment may, without approval by the stockholders, (a) increase the number of shares reserved under the 2005 Plan or change the class of persons eligible to participate, (b) permit the granting of awards which expire beyond the maximum 10-year period or (c) make any change for which applicable law or regulatory authority (including Nasdaq) would require stockholder approval or for which stockholder approval would be required under Section 162(m) of the Internal Revenue Code.  Further, no amendment or suspension of the 2005 Plan or any award issued thereunder shall, except as specifically permitted in the 2005 Plan or under the terms of the award, substantially impair any award previously granted to any participant without the consent of the participant.

Change in Control

If we experience a change in control, the Compensation Committee may provide, in its sole discretion, that an award under the 2005 Plan will become fully vested and exercisable.  Furthermore, the Compensation Committee, in its sole discretion, may allow the award to be cashed out in whole or in part at a price per share equal to the greater of the highest price paid in any transaction reported on the Nasdaq Stock Market or the highest price paid in connection with the change in control.

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Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences to Thomas Group and participants in the 2005 Plan based on the current provisions of the Internal Revenue Code and the existing regulations thereunder.  This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state or local tax laws or regulations.  The 2005 Plan is intended to comply with Section 162(m).

ISOs

A participant does not realize income on the grant of an ISO.  If a participant exercises an ISO in accordance with the terms of the ISO and does not sell the common stock acquired within two years from the date of grant of the ISO or within one year from the exercise date (referred to as an “early sale”), the participant will not realize any ordinary income by reason of the exercise and Thomas Group will not have a deduction by reason of either the grant or exercise.  If the participant does not make an early sale, the participant’s basis in the shares acquired upon exercise will be the exercise price, and upon the sale of the shares, the gain (or loss) will be long term capital gain (or loss).  If a participant makes an early sale of the ISO shares, such participant will realize ordinary income at the time of sale which will equal the excess, if any, of (i) the lesser of (a) the amount realized on the disposition, or (b) the fair market value of the shares on the date of exercise (which for purposes of the 2005 Plan is presumed to be the closing price on the Nasdaq Stock Market on such date), over (ii) the exercise price of the shares, and Thomas Group will be entitled to a deduction in an amount equal to such ordinary income.

Unless the participant makes an early sale during the year in which the ISO is exercised, the excess of the fair market value of the shares at the time the ISO is exercised over the exercise price will constitute an adjustment in computing the participant’s alternative minimum taxable income under Section 56 of the Internal Revenue Code, and may result in the imposition of the “alternative minimum tax” under Section 55 of the Internal Revenue Code.  The alternative minimum tax rules are complex; and each participant is advised to discuss possible application of this tax with his or her personal tax or investment adviser.

Non-Qualified Stock Options

A participant does not recognize income on the date of grant of the non-qualified option, but the participant does recognize compensation income when the option is exercised equal to the amount by which the fair market value of the shares acquired exceeds the exercise price paid.  Thomas Group is entitled to a deduction in the year of exercise equal to the income recognized by the participant.

The shares acquired upon exercise of a non-qualified option will have a tax basis equal to their fair market value on the exercise date.  The holding period for the common stock generally will begin on the date of exercise and, upon subsequent disposition of the shares, the participant will recognize capital gain (or loss) which will be long term or short term depending on the length of the holding period.

Restricted Share Awards

Unless a participant makes an 83(b) election (see below), a participant does not recognize compensation income on the date of grant of a restricted share award or at any time during the period the restricted shares remain subject to restrictions (known as the “restricted period”).  On the date the restrictions lapse (that is, when the shares become vested), the participant will realize compensation income equal to the fair market value of the shares on such date, and Thomas Group will be entitled to a corresponding deduction.  Any dividends payable on the restricted shares during the restricted period will also be treated as compensation income to the participant (and deductible by Thomas Group) on the date paid.

If a participant with restricted shares makes an election described in Section 83(b) of the Internal Revenue Code, such participant will recognize compensation income (and Thomas Group will have a corresponding deduction) on the date of grant of the restricted share award based on the fair market value (without regard to the restrictions) of the restricted shares on the date of grant.  Such 83(b) election will effectively end the restricted period for tax purposes.  Accordingly, there will be no further tax consequences when the restrictions lapse.  If a participant who has made the 83(b) election subsequently forfeits shares covered by the election, such participant will not be entitled to claim a loss for tax purposes, and Thomas Group will be required to include as ordinary income the amount of the deduction originally claimed with respect to the shares.

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SARs

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will Thomas Group be entitled to a deduction at that time.  Upon exercise of the SAR, the holder will recognize compensation income, and Thomas Group generally will be entitled to a corresponding deduction, equal to the fair market value of the shares at that time.

CIRCULAR 230 DISCLAIMER

Nothing contained in this discussion of certain federal income tax considerations is intended or written to be used, and cannot be used, for the purpose of (i) avoiding tax-related penalties under the Internal Revenue Code or (ii) promoting, marketing, or recommending to another party any transactions or tax-related matters addressed herein.

Recommendation and Required Affirmative Vote

The affirmative vote of the holders of a majority of common stock entitled to vote and who do vote (in person or by proxy) at the special meeting is required for the approval of the proposal to approve, adopt and ratify the 2005 Plan.  Our Board of Directors believes that the 2005 Plan is in the best interests of Thomas Group and its stockholders.  Accordingly, the Board of Directors recommends that you vote FOR approval of Proposal One.

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PROPOSAL TWO: AWARDS GRANTED UNDER THE 2005 PLAN

On December 20, 2005, the Compensation Committee, with General John T. Chain, Jr. abstaining, granted restricted share awards to James T. Taylor, Thomas Group’s President and Chief Executive Officer, and David English, Thomas Group’s Chief Financial Officer.  On December 23, 2005, the Compensation Committee, with General John T. Chain, Jr. abstaining, granted a second restricted share award to James T. Taylor.  On April 27, 2006, the Compensation Committee, with General John T. Chain, Jr. abstaining, granted a fourth restricted share award to Terry D. Stinson, Thomas Group’s newly appointed President North America Region - Commercial.  Each of these awards expressly requires approval by our stockholders of the 2005 Plan by December 20, 2006.  If appropriate stockholder approval is not obtained on or before such date, these awards will terminate and become null and void.

Section 162(m) of the Internal Revenue Code places a $1,000,000 limit on the income tax deduction that may be taken by publicly held corporations for compensation paid to the chief executive officer and the four other most highly compensated officers unless such compensation is based on the attainment of objective performance goals established in advance by a committee of two or more outside directors and the material terms of the plan under which the compensation is to be paid are disclosed to and approved by the stockholders.  The Compensation Committee, with General John T. Chain, Jr. abstaining, is composed of “outside directors” who are “disinterested persons” as such terms are defined under Section 162(m).  In order to comply with the requirements of Section 162(m), Thomas Group is requesting the approval and ratification of certain awards made pursuant to the 2005 Plan by all of the stockholders of Thomas Group.

Net Profit Awards

On December 20, 2005, the Compensation Committee, with General John T. Chain, Jr. abstaining, granted restricted share awards for the future issuance of (i) 300,000 restricted shares to James T. Taylor, Thomas Group’s President and Chief Executive Officer, and (ii) 50,000 restricted shares to David English, Thomas Group’s Chief Financial Officer.  On April 27, 2006, the Compensation Committee, with General John T. Chain, Jr. abstaining, granted a similar restricted share award for the future issuance of 50,000 restricted shares to Terry D. Stinson, Thomas Group’s newly appointed President - Commercial Operations.  We refer to these awards collectively as the “Net Profit Awards” as they vest over time based on levels of profit achieved by Thomas Group from time to time, as more fully described below.

The restrictions on one-third of the restricted shares to be issued under each Net Profit Award will lapse (that is, such restricted shares will become “vested”) and such shares will become issuable on the last day of each fiscal year in which Thomas Group achieves at least a 15% increase in annual profit when compared to the greater of (a) the annual profit for 2005 or (b) the annual profit for the preceding year.  The percentage increase in annual profit for any fiscal year will be calculated by dividing (x) the amount by which annual profit for that year exceeds the greater of (1) the annual profit for 2005 and (2) the annual profit for the preceding year; by (y) the greater of (1) or (2).  When we refer to “annual profit,” we mean the net income of Thomas Group before interest expense, interest income, gain (loss) on sale of equipment, gain (loss) on investment, gain on sale of land, depreciation, amortization, taxes on income, extraordinary items and the expense attributable to the grant of the awards, each as determined by our independent registered public accounting firm using generally accepted accounting principles and as reflected in our certified financial statements (to the extent it is reflected).  Extraordinary items are those of a non-recurring and unusual nature, or resulting from unforeseen and atypical events, as determined by our independent registered public accounting firm using generally accepted accounting principles and as reflected in our certified financial statements as certified by Thomas Group’s independent registered public accounting firm (to the extent they are reflected).  If Thomas Group does not achieve at least a 15% increase in annual profit during any fiscal year covered by the Net Profit Award, no restrictions on the restricted shares will lapse and no shares will become vested for that fiscal year.

From time to time as the restricted shares become vested, we will issue such shares and deliver to the appropriate participant 40% of such vested shares, and will continue to hold the remaining 60% of vested shares until the participant’s termination of full time employment, at which time all such retained vested shares will be delivered to the participant.

In addition to restricted shares, Thomas Group granted cash awards of $300,000 to Mr. Taylor and $50,000 to each of Messrs. English and Stinson to be payable over a three-year period upon vesting of the restricted shares.  One-third of each cash award will vest and become due and payable each time restrictions lapse on the restricted shares.

These Net Profit Awards and cash awards automatically terminate and expire as to a participant on the earlier of (A) the date on which all restricted shares have become vested shares or (B) the date the participant’s full time employment with Thomas Group is terminated for any reason.  Upon the date of such termination, all restricted shares that have not previously vested will be permanently forfeited.  Notwithstanding the foregoing, as to Messrs. Taylor and

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Stinson only, one-third of the restricted shares and one-third of the cash award will vest if Mr. Taylor or Mr. Stinson, respectively, terminates employment by reason of involuntary termination without cause or resignation for good reason within 12 months following a change in control.  However, such accelerated vesting will be reduced to the extent necessary to avoid the so-called “golden parachute” excise tax imposed by Section 4999 of the Internal Revenue Code.

Share Price Award

On December 23, 2005, the Compensation Committee, with General John T. Chain, Jr. abstaining, granted a restricted share award for the future issuance of 300,000 shares of restricted stock to James T. Taylor, Thomas Group’s President and Chief Executive Officer.  We refer to this award as the “Share Price Award” as it vests over time based on the price of Thomas Group common stock from time to time, as more fully described below.

 On a quarterly basis, some of the restrictions under the Share Price Award will lapse and shares will be issued in 20,000 share increments based upon the lowest closing price per share of our common stock as quoted on the Nasdaq Stock Market during that quarter.  These shares are referred to as “available shares.”  For example, 20,000 restricted shares become available shares if there is a quarterly closing price of at least $6.00, and an additional 20,000 restricted shares become available shares for every $1 increase (above $6.00) in the quarterly closing price so that, if the quarterly closing price reaches $20, all of the shares will become available shares.  As of September 30, 2006, 60,000 restricted shares have become available shares since the date of the Share Price Award. Available shares remain subject to forfeiture if Mr. Taylor’s employment with us terminates under certain circumstances prior to December 23, 2010. On December 23, 2010 (the fifth anniversary of the date of grant), if the award has not previously terminated, the remaining restrictions on all shares which have become available shares will lapse.

From time to tme as the shares become available shares, we will issue such shares to Mr. Taylor and hold them in escrow until all restrictions on available shares have lapsed and at such time all available shares will be delivered to Mr. Taylor.

The Share Price Award automatically terminates and expires on the earlier of (i) December 23, 2010, or (ii) the date of Mr. Taylor’s termination of full time employment.  If the Share Price Award terminates before December 23, 2010 as a result of Mr. Taylor’s termination of full time employment, all of the restricted shares, including available shares, will be permanently forfeited.  Notwithstanding the foregoing, if Mr. Taylor’s termination of full time employment is by reason of involuntary termination without cause or resignation for good reason within 12 months following a change in control, the restrictions on all of the then available shares will lapse and be delivered to Mr. Taylor.  However, such accelerated vesting will be reduced to the extent necessary to avoid the so-called “golden parachute” excise tax imposed by Section 4999 of the Internal Revenue Code.

General Terms of the Awards

The award agreements for the Net Price Awards and the Share Price Award specifically require that the stockholders approve the 2005 Plan on or before December 20, 2006.  If appropriate stockholder approval is not obtained on or before such date, the Net Price Awards and the Share Price Award will become null and void.

Participants who hold restricted shares granted by the awards do not enjoy all the rights and privileges of holders of unrestricted shares until the respective terms and conditions of each award are satisfied.  After such time, the participants shall have all rights, powers and privileges of a holder of unrestricted shares, except that such shares are not transferable until they are delivered to such participant.

Thomas Group has not granted any other awards under the 2005 Plan, and any other awards granted under the 2005 Plan will be at the discretion of the Compensation Committee.

New Plan Benefits

The following table describes the new plan benefits granted to each named officer pursuant to the awards described above.

2005 Omnibus Stock and Incentive Plan

Name and Position		Dollar Value	Number of Units
James T. Taylor,	Chief Executive Officer, President and Secretary	$4,707,000	600,000
David English,	Chief Financial Officer, Vice President and Treasurer	$352,500	50,000
Terry D. Stinson,	President North America Region - Commercial	$517,500	50,000

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Equity Compensation Plan Disclosure

In addition to the 2005 Plan, Thomas Group has 1988, 1992 and 1997 Stock Option Plans and a Non-Employee Director Plan. The following table provides information related to the number of shares to be issued upon exercise of all outstanding options, warrants and rights and the number of shares available for future issuance under Thomas Group’s equity compensation plans, other than the 2005 Plan, at December 31, 2005.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	424,703	(1)(2)	$4.74	384,712
Equity compensation plans not approved by security holders	N/A		N/A	N/A
Total	424,703		$4.74	384,712

(1)          These plans include Thomas Group’s 1988, 1992 and 1997 Stock Option Plans and the Non-Employee Director Plan.

(2)          The number of shares is subject to adjustments for changes resulting from stock dividends, stock splits, recapitalizations and similar events.

Recommendation and Required Affirmative Vote

The affirmative vote of the holders of a majority of common stock entitled to vote at the special meeting is required for approval and ratification of the awards under the 2005 Plan.  Our Board of Directors believes the awards are in the best interest of Thomas Group and its stockholders.  Accordingly, the Board of Directors recommends that you vote FOR the approval of Proposal Two.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of common stock as of September 30, 2006, held by:

•                  Each person who beneficially owns 5% or more of the shares of common stock then outstanding;

•                  each of Thomas Group’s directors;

•                  each of Thomas Group’s named executive officers; and

•                  all of Thomas Group’s directors and named executive officers as a group.

The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, if any, held by that person that were exercisable on September 30, 2006 or would be exercisable within 60 days following September 30, 2006 are considered outstanding.  However, such shares are not considered outstanding for the purpose of computing the percentage ownership of any other person.  To Thomas Group’s knowledge and unless otherwise indicated, each stockholder has sole voting and investment power over the shares listed as beneficially owned by such stockholder, subject to community property laws where applicable.  Percentage of ownership is based on 10,989,525 shares of common stock outstanding as of September 30, 2006.

Name and Address of Beneficial Owner	Shares Owned		Percent of Class
John T. Chain, Jr.	3,253,531	(1)	29.6%
Edward P. Evans	3,903,307	(2)	35.5
Dorsey R. Gardner	370,320		3.4
David B. Mathis	18,781	(3)	*
James T. Taylor	236,380	(4)	2.2
Jimmy C. Houlditch	20,298	(5)	*
David English	5,200	(6)	*
All officers and directors as a group (7 persons)	7,807,817	(7)	71.0%

* Indicates less than one percent (1%).

(1)	Includes 11,932 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of September 30, 2006.

(2)

Includes 3,405,307 shares held directly by Edward P. Evans; 129,750 shares held by the Edward P. Evans Foundation; 128,250 shares held by Fiduciary Trust Co. International, custodian for the Edward P. Evans IRA and 240,000 shares held by Edward P. Evans, custodian for Merrick Gillies Evans UGMA MA. Power to vote or dispose of shares held by the Edward P. Evans Foundation, Fiduciary Trust Co. International, custodian for the Edward P. Evans IRA and Edward P. Evans, custodian for Merrick Gillies Evans UGMA MA, is held by Edward P. Evans.

(3)	Includes 1,902 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of September 30, 2006.

(4)

Includes 60,000 shares of restricted stock that have been issued to Mr. Taylor, but remain subject to forfeiture if Mr. Taylor’s employment is terminated prior to December 23, 2010 for any reason other than (i) involuntary termination by Thomas Group without cause or (ii) resignation for good reason within 12 months following a change in control of Thomas Group. All restrictions on such shares will lapse on December 23, 2010.

(5)	Includes 6,642 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of September 30, 2006, and 7,000 shares held in Thomas Group 401(k) account.

(6)	Includes 200 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of September 30, 2006.

(7)	The amount shown includes a total of 20,676 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of September 30, 2006.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation of Thomas Group’s Chief Executive Officer and each of its other executive officers at December 31, 2005 (collectively, the “named executive officers”).

					Long-Term
				Other	Compensation Awards
Name and		Annual Compensation		Annual Compensation	Restricted Stock		Securities Underlying	All Other Compensation
Principal Position	Year	Salary ($)	Bonus ($)	($)(1)	Awards ($)		Options/SARS	($)(2)

James T. Taylor (3)	2005	435,000	304,500	2,075,830	4,707,000	(6)	—	21,467
Chief Executive	2004	400,000	468,235	25,800	—		—	9,654
Officer, President	2003	293,750	—	173,732	—		175,000	8,677
and Secretary

David English (4)	2005	145,000	54,550	—	352,500	(7)	—	1,088
Chief Financial	2004	114,500	5,000	—	—		—	618
Officer, Vice	2003	97,500	1,000	—	—		—	423
President and Treasurer

Jimmy C. Houlditch (5)	2005	425,000	2,347,518	—	8,401		—	9,000
Vice President	2004	425,500	1,441,529	—	7,206		—	8,000
and President North	2003	420,923	701,159	—	7,226		—	867
America Region

(1) Other Annual Compensation includes the following:

		Automobile Allowance ($)	Increase in Value of Stock Options ($)	Increase in Value of Stock Appreciation Rights ($)
James T. Taylor	2005	10,800	1,430,674	634,356
	2004	10,800	9,039	5,961
	2003	7,200	74,136	92,396
David English	2005	—	20	—
	2004	—	—	—
	2003	—	—	—
Jimmy C. Houlditch	2005	7,200	1,201	—
	2004	7,200	6	—
	2003	7,200	26	—

(2) All other compensation includes the following:

		Premiums Paid for Insurance ($)	Matching Contributions to 401(k) Plan ($)
James T. Taylor	2005	8,447	13,020
	2004	8,460	1,194
	2003	—	8,677
David English	2005	—	—
	2004	—	—
	2003	—	—
Jimmy C. Houlditch	2005	—	9,000
	2004	—	8,000
	2003	—	867

(3)                                  Mr. Taylor was appointed President and Chief Executive Officer, and to the Board of Directors effective January 13, 2004.

(4)                                  Mr. English was appointed Vice-President, Chief Financial Officer, Treasurer and Assistant Secretary on June 29, 2005.

(5)                                  Mr. Houlditch was appointed to the Board of Directors effective April 21, 2004, but resigned from the Board of Directors effective June 20, 2006.

(6)                                  Includes an award of 300,000 shares of restricted stock on December 20, 2005 valued at $2,115,000 based upon closing price of $7.05 per share on that date, and an award of 300,000 shares of restricted stock on December 23, 2005 valued at $2,592,000 based upon a closing price of $8.64 per share on that date.  Shares granted pursuant to the December 20th award

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do no vest unless certain performance criteria are met.  Shares granted pursuant to the December 23rd award do not vest unless certain share price targets are met.

(7)                                  Includes an award of 50,000 shares of restricted stock on December 20, 2005 valued at $352,500 based upon a closing price of $7.05 per share on that date.  Shares granted pursuant to this award do not vest unless certain performance criteria are met.

Stock Option/SAR Grants

There were no grants of stock options or stock appreciation rights made during the year ended December 31, 2005 to any named executive officers.

Option Exercises and Year-End Option Values

The following table provides information about the number of shares issued upon option exercises by the named executive officers during 2005, and the value realized by the named executive officers.  The table also provides information about the number and value of options that were held by the named executive officers at December 31, 2005.

Aggregated Option Exercise in Last Fiscal Year and Fiscal Year End Option Values

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at 12/31/05 (#)		Value of Unexercised In-the-Money Options at 12/31/05 ($)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

James T. Taylor	—	—	355,500	—	2,229,812	—
David English	—	—	51,642	—	1,226	—
Jimmy C. Houlditch	—	—	200	—	20	—

For purposes of this table, the value of common stock is $7.73 per share, the average of the high and low sale prices for the common stock on December 31, 2005 as reported on the Nasdaq Stock Market.

Long-Term Incentive Plan

The 2005 Omnibus Stock and Incentive Plan is described above under “Proposal One: Approval of 2005 Omnibus Stock and Incentive Plan.”

Long Term Incentive Plan Awards in Last Fiscal Year

All awards made to executive officers during the fiscal year ended December 31, 2005 are described above under “Proposal Two: Awards Granted Under the 2005 Plan.”

Employment Agreements

James T. Taylor

Thomas Group employs Mr. Taylor under an amended employment agreement dated February 14, 2005, but effective as of August 1, 2004.  Mr. Taylor’s agreement remains in effect until terminated in accordance with the provisions contained in the agreement. Mr. Taylor’s agreement provides for a base salary of $435,000 for the term of the agreement.  Under Mr. Taylor’s employment agreement he is eligible to receive, with respect to each fiscal year of Thomas Group during Mr. Taylor’s employment, an amount set forth in Thomas Group’s Incentive Compensation Plan if and only if Thomas Group achieves certain annual revenue and earnings targets established by Thomas Group, in its sole discretion.  Mr. Taylor’s employment contract may be terminated by the death of Mr. Taylor, the disability or resignation for good reason of Mr. Taylor, termination by Thomas Group with or without cause or upon the occurrence of a change in control.  A change of control includes events such as the sale of specified percentages of Thomas Group’s voting stock, a sale of substantially all of Thomas Group’s assets and similar transactions. Good reason under Mr. Taylor’s agreement is defined to include a material breach of the agreement by Thomas Group or its successor or diminishment of Mr. Taylor’s base salary or duties and responsibilities as President and Chief Executive Officer.

In the event of termination within 24 months of the effective date of a change of control, Mr. Taylor’s employment is terminated by Thomas Group without cause or by Mr. Taylor for good reason, Mr. Taylor will, within 30 days following the date of termination, receive the following severance benefits: (a) a lump sum amount equal to two

14

times the sum of his Base Salary (as defined in the employment agreement) as set and/or approved by the Board of Directors, plus an additional amount equal to the greater of two times the incentive compensation actually paid to Mr. Taylor for Thomas Group’s prior Fiscal Year (as defined in the employment agreement) or two times the target incentive compensation for the current Fiscal Year, subject to applicable tax withholding and (b) the vesting and exercisability of all unvested, outstanding options to purchase common stock then held by Mr. Taylor will be fully accelerated.

David English

Thomas Group employs Mr. English under an employment agreement dated November 7, 2005, but effective as of June 29, 2005.  Mr. English’s agreement remains in effect until terminated in accordance with the provisions contained in the agreement.  Mr. English’s agreement provides for a base salary of $165,000 for the term of the agreement. Under Mr. English’s employment agreement he is eligible to receive, with respect to each fiscal year of Thomas Group during Mr. English’s employment, an amount set forth in Thomas Group’s Incentive Compensation Plan if and only if he achieves certain performance criteria related to his job duties as Chief Financial Officer of Thomas Group.  Mr. English’s employment contract may be terminated by the death of Mr. English, the disability or resignation for good reason of Mr. English, termination by Thomas Group with or without cause or upon the occurrence of a change of control.  A change of control includes events such as the sale of specified percentages of Thomas Group’s voting stock, a sale of substantially all of Thomas Group’s assets and similar transactions.  Good reason under Mr. English’s agreement is defined to include a material breach of the agreement by Thomas Group or its successor or diminishment of Mr. English’s base salary or duties and responsibilities as President and Chief Financial Officer.

In the event of termination within 24 months of the effective date of a change of control, Mr. English’s employment is terminated by Thomas Group without cause or by Mr. English for good reason, Mr. English will, within 30 days following the date of termination, receive the following severance benefits: (a) a lump sum amount equal to one and one-half times the sum of his Base Salary (as defined in the employment agreement) as set and/or approved by the Board of Directors, plus an additional amount equal to eighteen months of incentive compensation, subject to applicable tax withholding and (b) the vesting and exercisability of all unvested, outstanding options to purchase common stock then held by Mr. English will be fully accelerated.

Jimmy C. Houlditch

Mr. Houlditch’s agreement, dated August 12, 1996, and as subsequently amended from time to time (with the most recent amendment being dated March 17, 2006 but effective as of January 1, 2006), expires on December 31, 2007 and provides for a base salary of $425,000 for the calendar year 2006 and $212,500 for the calendar year 2007. Mr. Houlditch is eligible to receive commissions on sales between three and five percent during calendar year 2006, and between two and one-half and three percent during calendar year 2007. During the term of this agreement Mr. Houlditch is not entitled to participate in any Thomas Group incentive compensation plans.

The agreement automatically terminates upon the death of Mr. Houlditch or upon his disability provided he is unable to perform his essential functions under the agreement for a period of three consecutive months. Thomas Group may terminate the agreement for cause if our Board of Directors determines, in good faith, that Mr. Houlditch has committed an illegal act, an act of gross negligence or willful misconduct that has or would reasonably be expected to have a material adverse effect on the business affairs of Thomas Group. Mr. Houlditch has the ability to terminate the agreement for good reason.  Good reason exists under the agreement if, without Mr. Houlditch’s prior written consent, Thomas Group or any successor: (a) commits a material breach of the agreement, (b) diminishes Mr. Houlditch’s base salary (as defined in the agreement), or (c) takes any action that results in a diminution of Mr. Houlditch’s position, authority, duties or responsibilities.  If the occurrence or the effect of the occurrence of the event may be cured, Thomas Group has thirty (30) days following receipt of Mr. Houlditch’s termination notice to cure any such occurrence.  Following the date of a change in control, as defined in the agreement, Mr. Houlditch may resign or otherwise voluntarily terminate this agreement by giving written notice to Thomas Group or its successor on or before on hundred and eighty (180) days after the occurrence of the change in control.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of David B. Mathis, Chairman, Gen. John T. Chain, Jr., Edward P. Evans and Dorsey R. Gardner, who served on the committee during the fiscal year ended December 31, 2005.  None of Messrs. Mathis, Chain, Evans or Gardner is or was an officer or employee of Thomas Group or any of its subsidiaries.  Thomas Group has no executive officers who serve as a member of a board of directors or compensation committee of

15

any other entity that has one or more executive officers serving as a member of Thomas Group’s Board of Directors or Compensation Committee.

16

STOCKHOLDER PROPOSALS AND OTHER MATTERS

Stockholder Proposals for 2007 Annual Meeting

Any proposal by a stockholder intended to be presented at the 2007 annual meeting of stockholders must be received by Thomas Group at our principal executive offices at 5221 N. O’Connor Blvd, Suite 500, Irving, Texas, 75039, Attention: Secretary, no later than April 1, 2007, for inclusion in our proxy materials relating to that meeting.

In order for a stockholder to bring business before an annual meeting of stockholders, timely notice must be received in proper written form by our Secretary.  To be timely, notice must be delivered to or mailed and received at our principal executive offices not less than 30 days prior to the expected date of our annual meeting, and not more than 60 days prior to the meeting.  We expect to hold the 2007 annual meeting of stockholders on or about June 21, 2007.  To be in proper written form, notice by a stockholder to our Secretary shall set forth, as to each matter the stockholder proposes to bring before the annual meeting, (i) a description of the business desired to be brought before the meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class, series and number of shares which are beneficially owned by the stockholder and such other beneficial owner, (iv) any material interest of the stockholder and such other beneficial owner in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before such meeting.  If a stockholder’s written notice does not meet these requirements then Thomas Group may exercise its discretionary authority with regard to such matters.

THOMAS GROUP, INC.

James T. Taylor
President and Chief Executive Officer

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Appendix A

2005
OMNIBUS STOCK AND INCENTIVE PLAN
FOR
THOMAS GROUP, INC.

TABLE OF CONTENTS

1.	Purpose		1
2.	Definitions		1
	(a)	“Administrator	1
	(b)	“Agreed Price	1
	(c)	“Applicable Laws	1
	(d)	“Award	1
	(e)	“Board	1
	(f)	“Cause	1
	(g)	“Change in Control	1
	(h)	“Change in Control Price	2
	(i)	“Code	3
	(j)	“Committee	3
	(k)	“Common Stock	3
	(l)	“Company	3
	(m)	“Consultant	3
	(n)	“Date of Grant	3
	(o)	“Director	3
	(p)	“Disability	3
	(q)	“Effective Date	3
	(r)	“Eligible Person(s)	3
	(s)	“Employee(s)	3
	(t)	“Fair Market Value	3
	(u)	“Holder	4
	(v)	“Incentive Stock Option	4
	(w)	“Non-Qualified Stock Option	4
	(x)	“Option	4
	(y)	“Option Price	4
	(z)	“Performance Award	4
	(aa)	“Performance Measures	4
	(bb)	“Performance Period	4
	(cc)	“Plan	4
	(dd)	“Plan Year	4
	(ee)	“Reserved Shares	5
	(ff)	“Restriction(s)	5
	(gg)	“Restricted Period	5
	(hh)	“Restricted Shares	5
	(ii)	“Restricted Share Award	5
	(jj)	“Restricted Share Distributions	5
	(kk)	“SAR	5
	(ll)	“Share(s)	5
	(mm)	“Shareholders	5
	(nn)	“Spread	5
	(oo)	“Separation	5
	(pp)	“Subsidiary	5
	(qq)	“1933 Act	6

i

	(rr) “1934 Act	6
	(ss) “Vested	6
	(tt) “10% Person	6
3.	Award of Reserved Shares.	6
4.	Conditions for Grant of Awards.	6
5.	Grant of Options.	7
6.	Option Price.	8
7.	Exercise of Options	8
8.	Vesting of Award	8
9.	Termination of Option Period.	8
10.	Acceleration	9
11.	Adjustment of Reserved Shares.	9
12.	Transferability of Awards	11
13.	Issuance of Reserved Shares	11
14.	Exercise of Discretion and Administration of the Plan.	12
15.	Tax Withholding	13
16.	Restricted Share Awards.	13
17.	Performance Awards.	14
18.	Stock Appreciation Rights.	15
19.	Section 83(b) Election	17
20.	Interpretation.	17
21.	Amendment and Discontinuation of the Plan	17
22.	Effective Date and Termination Date	18

ii

2005 OMNIBUS STOCK AND INCENTIVE PLAN FOR

THOMAS GROUP, INC.

1.             Purpose.  The purpose of this Plan is to advance the interests of Thomas Group, Inc., and increase Shareholder value by providing additional incentives to attract, retain and motivate those qualified and competent employees and consultants, upon whose efforts and judgment its success is largely dependent.

2.             Definitions.  As used herein, the following terms shall have the meaning indicated:

(a)           “Administrator” shall mean the person(s) designated by the Committee to carry out nondiscretionary administrative duties with respect to the Plan and Awards.

(b)           “Agreed Price” shall relate to the grant of an Award in the form of a SAR, and shall mean the value assigned to the Award’s Reserved Shares which will form the basis for calculating the Spread on the date of exercise of the SAR, which assigned value shall be the Fair Market Value of such Reserved Shares on the Date of Grant.

(c)           “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, and the Code; and the similar laws of any foreign country or jurisdiction where Options are, or will be, granted.

(d)           “Award” shall mean either an Option, a SAR, a Restricted Share Award, or a Performance Award, except that where it shall be appropriate to identify the specific type of Award, reference shall be made to the specific type of Award; and provided, further, that references to Award shall be deemed to be references to the written agreement evidencing such Award, and provided, finally, without limitation, that unless expressly provided to the contrary in the terms of the Award, in the event of a conflict between the terms of the Plan and the terms of an Award, the terms of the Plan are controlling.

(e)           “Board” shall mean the Board of Directors of the Company.

(f)            “Cause” shall mean the occurrence of any one or more of the following: (i) Holder engages in any act of gross misconduct that is injurious to the Company or its business: (ii) Holder engages in any act of dishonesty, misconduct, fraud, misappropriation, embezzlement, theft, moral turpitude or the like; (iii) Holder refuses to perform the duties or responsibilities properly assigned to him by the Company, or the dereliction of duty by Holder; or (iv) a material breach or a violation by Holder of any material provision of Holder’s employment agreement.

(g)           “Change in Control” shall mean the first date, if any, upon which any of the following occurs:

(1)           any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities; provided, however, that the term “Person” shall not include (A) the Company, (B) any employee benefits plan of the Company, (C) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (D) a subsidiary of a corporation owned, directly or indirectly, by the Shareholders in substantially the same proportions as their ownership of voting securities of the Company, (E) any other person whose acquisitions of shares of voting securities is approved in advance by a majority of the Board, or (F) General John T. Chain, Jr. or Edward P. Evans;

(2)           individuals who, as of December 20, 2005, constitute the Board (the “Incumbent Board”) cease for any reason to constitute more than 50 percent of the members of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company’s Shareholders was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board;

(3)           Shareholders approve a merger, consolidation, or reorganization of the Company with or into another corporation or other legal person and, as a result of such merger, consolidation or reorganization, the holders of the Company’s Shares immediately prior to such transaction do not have the same proportionate ownership of the common stock of the surviving entity immediately after such transaction;

(4)           Shareholders approve a sale or disposition of all or substantially all of the Company’s assets to any other corporation or other legal person and as a result of such transaction, the holders of the Company’s Shares immediately prior to such transaction do not have the same proportionate ownership of the common stock of the surviving entity immediately after such transaction;

(5)           Shareholders approve a plan of liquidation or dissolution of the Company;

(6)           a public announcement is made of a tender or exchange offer by any Person for fifty percent or more of the outstanding voting securities of the Company, and the Board approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; or

(7)           in a Title 11 Bankruptcy Proceeding, there is the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

(h)           “Change in Control Price” shall mean the higher of (i) the highest price per Share paid in any transaction reported on the NASDAQ or such other exchange or market as is the principal trading market for the Shares, or (ii) the highest price per Share paid in any bona fide transaction related to a Change in Control, at any time during the 60 day period immediately preceding such occurrence; with such occurrence date to be determined by the Committee.

(i)            “Code” shall mean the Internal Revenue Code of 1986, as now or hereafter amended.

(j)            “Committee” shall mean the Compensation and Corporate Governance Committee of the Board, provided, further, that in granting Performance Awards, Committee shall refer to only those members of the Compensation and Corporate Governance Committee who are “Outside Directors” within the meaning of Section 162(m) of the Code.

(k)           “Common Stock” shall mean the common stock, par value $.01 per Share, of the Company.

(l)            “Company” shall mean the Thomas Group, Inc.

(m)          “Consultant” shall mean, any person or entity who or which is engaged by the Company or a Subsidiary to render consulting services and is compensated for such consulting services, and meets the definition of “employee” as set forth in the instructions to Form S-8 Registration Statement under the 1933 Act.

(n)           “Date of Grant” shall mean the date on which the Committee takes formal action to grant an Award, provided that it is followed, as soon as reasonably practicable, by written notice to the Eligible Person receiving the Award.

(o)           “Director” shall mean a member of the Board of the Company.

(p)           “Disability” shall mean a Holder’s present incapacity resulting from an injury or illness (either mental or physical) which, in the reasonable opinion of the Committee based on such medical evidence as it deems necessary, will result in death or can be expected to continue for a period of at least twelve (12) months and will prevent the Holder from performing the normal services required of the Holder by the Company; provided, however, that such disability did not result, in whole or in part:  (i) from chronic alcoholism; (ii) from addiction to narcotics; (ii) from a felonious undertaking; or (iv) from an intentional self inflicted wound.

(q)           “Effective Date” shall mean December 20, 2005.

(r)           “Eligible Person(s)” shall mean those persons or entities, as applicable, who are Employees, or Consultants.

(s)           “Employee(s)” shall mean each person who is designated as an employee on the books of the Company, including, without limitation, persons so designated who are employed by a Subsidiary.

(t)            “Fair Market Value” per Share shall be determined by the Committee and, on the date of reference, shall be the Closing Price on such date, provided, further, that if the actual transaction involving the Shares occurs at a time when the NASDAQ National Market System (“NASDAQ”) (or other exchange on which Shares are traded) is closed for regular trading, then it shall be the most recent Closing Price; provided, further, that “Closing Price” means the closing price of the Shares on the NASDAQ as reported in any newspaper of general circulation, or in the absence of such report, as reflected on the records of the system on which the Shares are reported or quoted.

(u)           “Holder” shall mean, at each time of reference, each person with respect to whom an Award is in effect; provided, further, that following the death of a Holder, it shall refer to the person who succeeds to the rights of such Holder.

(v)            “Incentive Stock Option” shall mean an Option that is an incentive stock option as defined in Section 422 of the Code.

(w)           “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

(x)           “Option” (when capitalized) shall mean the grant of the right to purchase Reserved Shares through the payment of the Option Price and taking the form of either an Incentive Stock Option or a Non-Qualified Stock Option; except that, where it shall be appropriate to identify a specific type of Option, reference shall be made to the specific type of Option; provided, further, without limitation, that a single Option may include both Incentive Stock Option and Non-Qualified Stock Option provisions.

(y)           “Option Price” shall mean the price per Reserved Share which is required to be paid by the Holder in order to exercise his or her right to acquire the Reserved Share under the terms of the Option.

(z)           “Performance Award” shall mean the award which is granted contingent upon the attainment of the performance objectives during the Performance Period, all as described more fully in Section 17.

(aa)         “Performance Measures” shall mean one or more of the following: (i) Share price (ii) earnings per Share, (iii) return on average common equity, (iv) pre-tax income, (iv) pre-tax operating income, (v) net revenue, (vi) net income, (vii) profits before taxes, (viii) Fair Market Value per Share, (ix) net asset value, (x) net asset value per Share, (xi) operating cost reductions, or (xii) such other similar measures as the Committee may select, and provided that such measures may be made before or after adjustments as determined by the Committee at the time of the grant of the Award and designated in writing in the Award, provided, without limitation, that while a performance standard can include remaining in the employ of the Company for a period of time, it shall not be based on merely remaining in the employ of the Company for a specified period of time.

(bb)         “Performance Period” shall mean the period selected by the Committee with respect to which the performance objectives relate or a measured.

(cc)         “Plan” shall mean this 2005 Omnibus Stock and Incentive Plan for Thomas Group, Inc..

(dd)         “Plan Year” shall mean the calendar year.

(ee)         “Reserved Shares” shall mean, at each time of reference, the total number of Shares described in Section 3 with respect to which the Committee may grant an Award, all of which Reserved Shares shall be held in the Company’s treasury or shall be made available from the Company’s authorized and unissued Shares.

(ff)           “Restriction(s)” “Restricted” and similar shall mean the restrictions applicable to Reserved Shares subject to an Award which constitute “a substantial risk of forfeiture” of such Reserved Shares within the meaning of Section 83(a)(1) of the Code.

(gg)         “Restricted Period” shall mean the period during which Restricted Shares are subject to Restrictions.

(hh)         “Restricted Shares” shall mean the Reserved Shares granted to an Eligible Person which are subject to Restrictions; provided, further, that the Committee may, in its sole discretion, determine that the Restrictions which otherwise would have been imposed have been fully satisfied on the Date of Grant by reason of prior service and/or other considerations, and thus provide that such Restricted Shares shall be fully Vested on the Date of Grant.

(ii)           “Restricted Share Award” shall mean the award of Restricted Shares.

(jj)           “Restricted Share Distributions” shall mean any amounts, whether Shares, cash or other property (other than regular cash dividends) paid or distributed by the Company with respect to Restricted Shares during a Restricted Period.

(kk)        “SAR” shall mean a stock appreciation right as defined in Section 18 hereof.

(ll)           “Share(s)” shall mean a share or shares of Common Stock.

(mm)       “Shareholders” shall mean persons owning one or more Shares at the time of reference.

(nn)         “Spread” shall mean the difference between the Option Price, or the Agreed Price, as the case may be, of the Share(s) on the Date of Grant of the Award, and the Fair Market Value of such Share(s) on the later date of reference.

(oo)         “Separation” shall mean the date on which a Holder ceases to have an employment relationship with the Company for any reason, including death or Disability; and provided, further, without limitation, such employment relationship will cease, in the case of a consultant, upon his or her ceasing to render services to the Company, as determined by the Committee in its sole discretion; provided, however, that a Separation will not be considered to have occurred while an Employee is on sick leave, military leave, or any other leave of absence approved by the Company, if the period of such leave does not exceed 90 days, or, if longer, so long as the Employee’s right to redeployment with the Company is guaranteed either by statute or by contract.

(pp)         “Subsidiary” shall mean, where the Award is an Incentive Stock Option, a “subsidiary corporation”, as defined in Section 424(f) of the Code, and where the Award is not an Incentive Stock Option, any entity which would be a “subsidiary corporation” as defined in Section 424(f) of the Code if it were a corporation.

(qq)         “1933 Act” shall mean the Securities Act of 1933, as amended.

(rr)         “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

(ss)         “Vested” and similar terms shall mean the number of Option Shares which have become nonforfeitable and the portion of an Award on which the Restrictions have lapsed; provided, further, and without limitation, that the lapse of Restrictions based on the attainment of performance objectives may also be a Vesting event to the extent provided in the Award.

(tt)           “10% Person” shall mean a person who owns directly (or indirectly through attribution under Section 425(d) of the Code) at the Date of Grant of an Incentive Stock Option, stock possessing more than 10% of the total combined voting power of all classes of voting stock (as defined in Section 424 of the Code) of the Company on the Date of Grant.

3.             Award of Reserved Shares.

(a)           As of the Effective Date, One Million (1,000,000) Shares shall automatically, and without further action, become Reserved Shares.  To the extent any Award shall terminate, expire or be canceled, the Reserved Shares subject to such Award (or with respect to which the Award is measured), shall remain Reserved Shares.  Where an Award is settled on a basis other than the issuance of Reserved Shares, the Reserved Shares which measured the amount of such Award settlement shall be canceled and no longer considered Reserved Shares.

(b)           Notwithstanding any provision in this Plan to the contrary, in order to insure that Performance Awards are performance-based compensation within the meaning of Section 162(m) of the Code, no person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible for a grant during a single calendar year of an Award with respect to, or measured by, more than Seven Hundred Thousand (700,000) Reserved Shares.  The limitation under this Section 3(b) shall be construed so as to comply with the requirements of Section 162(m) of the Code.

4.             Conditions for Grant of Awards.

(a)           Without limiting the generality of the provisions hereof which deal specifically with each form of Award, Awards shall only be granted to such one or more Eligible Persons as shall be selected by the Committee.

(b)           In granting Awards, the Committee shall take into consideration the contribution the Eligible Person has made or may be reasonably expected to make to the success of the Company and such other factors as the Committee shall determine.  The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters.  The Committee may from time to time in granting Awards under the Plan prescribe such terms and conditions concerning such Awards as it deems appropriate, including, without limitation, relating an Award to achievement of specific goals established by the Committee or to the continued employment of the Eligible

Person for a specified period of time, provided that such terms and conditions are not inconsistent with the provisions of this Plan.

(c)           Incentive Stock Options may be granted only to Employees, and all other Awards may be granted to any Eligible Person.

(d)           The Plan shall not confer upon any Holder any right with respect to continuation of employment by the Company, or any right to provide services to the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment at any time.

(e)           The Awards granted to Eligible Persons shall be in addition to regular salaries, pension, life insurance or other benefits (if any) related to their service to the Company, and nothing herein shall be deemed to limit the ability of the Company to enter into any other compensation arrangements with any Eligible Person.

(f)            The Committee shall determine in each case whether periods of military or government service shall constitute a continuation of employment or service for the purposes of this Plan or any Award.

(g)           Notwithstanding any provision hereof to the contrary, each Award which in whole or in part involves the issuance of Reserved Shares may provide for the issuance of such Reserved Shares for consideration consisting of cash or cash equivalents, or such other consideration as the Committee may determine, including (without limitation) as compensation for past services rendered.

5.             Grant of Options.

(a)           The Committee may grant Options to Eligible Persons from time to time, alone, in addition to, or in tandem with, other Awards granted under the Plan.  An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option, and shall clearly state whether it is (in whole or in part) an Incentive Stock Option or a Non-Qualified Stock Option; provided, further, that failure of an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option will not affect its validity, and the portion which does not qualify as an Incentive Stock Option shall be a Non-Qualified Stock Option.

(b)           If both Incentive Stock Options and Non-Qualified Stock Options are granted to a Holder, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

(c)           The aggregate Fair Market Value (determined as of the Date of Grant) of the Reserved Shares with respect to which any Incentive Stock Option is exercisable for the first time by a Holder during any calendar year under the Plan and all such plans of the Company (as defined in Section 425 of the Code) shall not exceed $100,000; provided, further, without limitation, that any portion of an Option designated as an Incentive Stock Option which exceeds such $100,000 limit will, notwithstanding such designation, be a validly granted Non-Qualified Stock Option.

(d)           The Committee may at any time offer to buy out for a payment in cash, an Option previously granted, based on such terms and conditions as the Committee shall establish and as communicated to the Holder by the Committee at the time that such offer is made.

6.             Option Price.

(a)           The Option Price shall be any price determined by the Committee which is not less than one hundred percent (100%) of the Fair Market Value per Share as determined under the terms of the Plan on the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to a 10% Person the Option Price shall not be less than 110% of the Fair Market Value per Share as determined under the terms of the Plan on the Date of Grant.  The Committee shall determine the Fair Market Value per Share.

(b)           Unless further limited by the Committee in any Option, the Option Price may be paid in cash, by certified or cashier’s check, by wire transfer, by money order, through a Broker Assisted Exercise, with Shares (but with Shares only if expressly permitted by the terms of the Option), or by a combination of the above; provided, however, that the Committee may accept a personal check in full or partial payment.  If the Option Price is permitted to be, and is, paid in whole or in part with Shares, the value of the Shares surrendered shall be the Shares’ Fair Market Value on the date delivered to the Administrator.

7.             Exercise of Options.  An Option shall be deemed exercised when (i) the Administrator has received written notice of such exercise in accordance with the terms of the Option, and (ii) full payment of the aggregate Option Price plus required withholding tax amounts, if any, described in Section 15, of the Reserved Shares as to which the Option is exercised has been made.  Separate stock certificates shall be issued by the Company for any Reserved Shares acquired as a result of exercising an Incentive Stock Option and a Non-Qualified Stock Option.

8.             Vesting of Award

(a)           Without limitation, each Award shall Vest in whole or in part, and shall expire, according to the terms of the Award.

(b)           The Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise unVested Award shall Vest.

9.             Termination of Option Period.

(a)           Unless the terms of an Option expressly provide for a different date of termination, the unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(1)           on the 90th day following Holder’s Separation for any reason except death, Disability or for Cause; or

(2)           immediately upon Separation as a result, in whole or in material part, of a discharge for Cause; or

(3)           on the one hundred-eightieth (180th) day following a Separation by reason of death or Disability;

(4)           in the case of a 10% Person, on the fifth (5th ) anniversary of the Date of Grant; or

(5)           on the tenth (10th) anniversary of the Date of Grant.

(b)           Notwithstanding any provision of the Plan to the contrary, in the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the proposed merger of the Company with or into another corporation (collectively, the “Transaction”), unless otherwise expressly provided (by express reference to this Section 9(b)) in the terms of an Option, after the public announcement of the Transaction, the Committee may, in its sole discretion, deliver a written notice (“Cancellation Notice”) to any Holder of an Option, canceling the unexercised Vested portion (including the portion which becomes Vested by reason of acceleration), if any, of such Option, effective on the date specified in the Cancellation Notice (“Cancellation Date”).  Notwithstanding the forgoing, the Cancellation Date may not be earlier than the last to occur of (i) the 15th day following delivery of the Cancellation Notice, and (ii) the 60th day prior to the proposed date for the consummation of the Transaction (“Proposed Date”).  Without limitation, the Cancellation Notice will provide that, unless the Holder elects in writing to waive, in whole or in part, a Conditional Exercise, that the exercise of the Option will be a Conditional Exercise.  A “Conditional Exercise” shall mean that in the event the Transaction does not occur within 180 days of the Proposed Date, the exercising Holder shall be refunded any amounts paid to exercise such Holder’s Option, such Option will be reissued, and the purported exercise of such Option shall be null and void ab intitio.

10.          Acceleration.  In the event of a Change in Control, in the sole discretion of the Committee, the Committee may provide that an Award will become fully or partially exercisable, Vested, or the Restricted Period shall terminate, as the case may be (hereafter, in this Section 10, such Award shall be “accelerated”), and (ii) thereafter, in the sole discretion of the Committee, the value of some or all Vested Awards may be cashed out on the basis of the Change in Control Price, at any time during the 60 day period immediately preceding any bona fide transaction related to a Change in Control; provided, further, that if a date prior to such occurrence is selected for a cash out, any subsequent increase in the Change in Control Price shall be computed with respect to such Awards which have been cashed-out and will be paid to each Holder on the date of such occurrence, or as soon thereafter as reasonably possible.

11.          Adjustment of Reserved Shares.

(a)           If at any time while the Plan is in effect or Awards with respect to Reserved Shares are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split up, combination or exchange of Shares, then and in such event:

(i)            appropriate adjustment shall be made in the maximum number of Reserved Shares which may be granted under Section 3, and equitably in the Reserved

Shares which are then subject to each Award, so that the same proportion of the Company’s issued and outstanding Common Stock shall continue to be subject to grant under Section 3, and to such Award, and
(ii)           in addition, and without limitation, in the case of each Award (including, without limitation, Options) which requires the payment of consideration by the Holder in order to acquire Reserved Shares, an appropriate equitable adjustment shall be made in the consideration (including, without limitation the Option Price) required to be paid to acquire the each Reserved Share, so that (i) the aggregate consideration to acquire all of the Reserved Shares subject to the Award remains the same and, (ii) so far as possible, (and without disqualifying an Incentive Stock Option) the relative cost of acquiring each Reserved Share subject to such Award remains the same; and
(iii)          in addition, shall make appropriate adjustment in the Performance Measures for each Performance Award so as to reasonably insure that the same level of performance will result in the same Vesting and other material rights and benefits under the Performance Award.

All such determinations shall be made by the Board in its sole discretion.

(b)           The Committee may change, or may direct the Administrator to change, the terms of Awards outstanding under this Plan when, in the Committee’s judgment, such adjustments become appropriate by reason of a corporate transaction (as defined in Treasury Regulation § 1.425 1(a)(1)(ii)); provided, however, that if by reason of such corporate transaction an Incentive Stock Option is assumed or a new Incentive Stock Option is substituted therefore, the Committee, or at the direction of the Committee, the Administrator, may only change the terms of such Incentive Stock Option such that (i) the excess of the aggregate Fair Market Value of the Reserved Shares subject to the substituted Incentive Stock Option immediately after the substitution or assumption, over the aggregate Option Price of such Reserved Shares at such time, is not more than the excess of the aggregate Fair Market Value of all Reserved Shares subject to the Incentive Stock Option immediately before such substitution or assumption over the aggregate Option Price of such Reserved Shares at such time, and (ii) the substituted Incentive Stock Option, or the assumption of the original Incentive Stock Option does not give the Holder additional benefits which such Holder did not have under the original Incentive Stock Option.  Without limiting the generality of any other provisions hereof, including, without limitation, Section 21, except to the minimum extent, if any, required by Section 424(a) of the Code with respect to Incentive Stock Options, no change made under the authority of this Section 11(b) in the terms of an Award shall alter such Award’s material provisions in a way that makes such Award less valuable to its Holder.

(c)           Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale for adequate consideration, or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of Shares or obligations of the Company convertible into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, Reserved Shares subject to Awards granted under the Plan; provided, further, that such issuance shall require the Committee to make such adjustments as are required under Section 11(a)(iii).

(d)           Without limiting the generality of the foregoing, except for making the adjustments required under Section 11(a)(iii), the existence of outstanding Awards with respect to Reserved Shares granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (2) any merger or consolidation of the Company; (3) any issue by the Company of debt securities, or preferred or preference stock which would rank above the Reserved Shares subject to outstanding Awards; (4) the dissolution or liquidation of the Company; (5) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

12.          Transferability of Awards.  Each Award which is an Incentive Stock Option shall not be transferable by the Holder otherwise than (i) by will or the laws of descent and distribution, or (ii) pursuant to a domestic relations order as that term is defined in section 414(p)(1)(B) of the Internal Revenue Code, provided that such order satisfies Section 414(p)(1)(A) of the Internal Revenue Code; and in the case of each other Award, subject to the same transfer restrictions in (i) and (ii) except that, if expressly provided in the Award, it is transferable, in whole or in part, without payment of consideration (i) to members of the Holder’s Immediate Family, (ii) to trusts for such Immediate Family members, or (iii) to partnerships whose only partners are such Immediately Family members, or (iv) except as prohibited by Rule 16b-3, to a person or other entity for which the Holder is entitled to a deduction for a “charitable contribution” under Section 170(a)(i) of the Code (provided, in each such case that no further transfer by any such permitted transferee(s) shall be permitted); provided, further that, except for the right to exercise an Award which is subject to exercise, the Holder retains all of the rights, duties and obligations under the Award (including, without limitation, satisfaction of the Vesting requirements and the payment of withholding.)

13.          Issuance of Reserved Shares.  No Holder shall be, or have any of the rights or privileges of, the owner of Reserved Shares subject to an Award unless and until certificates representing such Shares shall have been issued and delivered to such Holder or, where Vested Shares are held by the Company to ensure compliance with specific requirements of an Award, to the extent expressly provided in the Award.  As a condition of any issuance of Shares, the Administrator may obtain such agreements or undertakings, if any, as the Administrator may deem necessary or advisable to assure compliance with any such law or regulation or Shareholder agreement including, but not limited to, a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Administrator, necessary or appropriate to comply with the provisions of any securities law deemed by the Administrator to be applicable to the issuance of the Reserved Shares and which are endorsed upon the Share certificates.

Share certificates issued to the Holder receiving such Reserved Shares who is a party to any Shareholders agreement, voting trust, or any similar agreement shall bear the legends contained in such agreements.  Notwithstanding any provision hereof to the contrary, no Reserved Shares shall be required to be issued with respect to an Award unless counsel for the

Company shall be reasonably satisfied that such issuance will be in compliance with applicable federal or state securities laws.

In no event shall the Company be required to sell or issue Reserved Shares under any Award if the sale or issuance thereof would constitute a violation of applicable federal or state securities law or regulation or a violation of any other law or regulation of any governmental authority or any national securities exchange.  As a condition to any sale or issuance of Reserved Shares, the Company may place legends on Reserved Shares, issue stop transfer orders, and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such law or regulation.

Without limitation, the Company shall use its best efforts to register the Reserved Shares with the Securities and Exchange Commission.

14.          Exercise of Discretion and Administration of the Plan.

(a)           The Plan shall be administered by the Administrator and, except for the powers expressly reserved to the Board and the Committee, the Administrator shall have all of the administrative powers under Plan.  Notwithstanding the forgoing, except as provided in Section 13, the Administrator shall only exercise nondiscretionary and purely ministerial authority hereunder.

(b)           The Administrator, from time to time, may adopt rules and regulations for carrying out the administrative purposes of the Plan.  The determinations under, and the interpretations of, any provision of the Plan or an Award by the Committee (or the Administrator in the exercise of its administrative authority) shall, in all cases, be in its sole discretion, and shall be final and conclusive.

(c)           Any and all determinations and interpretations of the Committee (and the Administrator solely in the exercise of administrative authority) shall be made either (i) by a majority vote of the members at a meeting duly called, with at least 2 days prior notice, or (ii) without a meeting, by the written approval of all members.

(d)           No member of the Committee, or the Administrator, shall be liable for any action taken or omitted to be taken by such member or by any other member of the Committee or by the Administrator with respect to the Plan, and to the extent of liabilities not otherwise insured under a policy purchased by the Company, the Company does hereby indemnify and agree to defend and save harmless any member of the Committee, and the Administrator, with respect to any liabilities asserted or incurred in connection with the exercise and performance of their powers and duties hereunder, unless such liabilities are judicially determined to have arisen out of such person’s gross negligence, fraud or bad faith.  Such indemnification shall include attorney’s fees and all other costs and expenses reasonably incurred in defense of any action arising from such act of commission or omission.  Nothing herein shall be deemed to limit the Company’s ability to insure itself with respect to its obligations hereunder.

(e)           In particular, and without limitation, except for the authority granted to the Administrator under Section 13, the Committee shall have the sole authority, consistent with the terms of the Plan:

(i)            to determine whether and to what extent Awards are to be granted hereunder to one or more Eligible Persons;
(ii)           to determine the number of Reserved Shares to be covered by each such Award granted hereunder;
(iii)          to determine the terms and conditions of any Award granted hereunder, and to amend or waive any such terms and conditions except to the extent, if any, expressly prohibited by the Plan;
(iv)          to determine whether and under what circumstances an Option may be settled in Restricted Shares instead of Reserved Shares;
(v)           to determine whether, to what extent, and under what circumstances Awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other Awards under the Plan; and
(vi)          to determine (or to delegate to the Administrator the authority to determine) whether to permit payment of tax withholding requirements in Reserved Shares.

(f)            Without limitation, Committee, and the Administrator solely with respect to its ministerial duties, shall have the authority to adopt, alter, and repeal any or all of its rules, guidelines, and practices with respect to the Plan, and all questions of interpretation, with respect to the Plan or any Award shall be decided by the Committee or, if purely ministerial, by the Administrator, as the case maybe, whose decision shall be final, conclusive and binding upon the Company and each other affected party.

(g)           Without limitation, the Committee in its sole discretion may limit the ministerial authority granted hereunder to the Administrator by notifying the Administrator in writing of such limitation.

15.          Tax Withholding.  On or immediately prior to the date on which a payment is made to a Holder hereunder or, if earlier, the date on which an amount is required to be included in the income of the Holder as a result of the lapse of a restriction on an Award, the Holder shall be required to pay to the Company, in cash, or in Shares (but in Shares or Reserved Shares only if expressly permitted in the Award, or by written authorization of the Administrator, and then only in the minimum amount required to satisfy the minimum withholding requirements with respect to such Award), the amount (if any) which the Company reasonably determines to be necessary in order for the Company to comply with applicable federal or state tax withholding requirements, and the collection of employment taxes; provided, further, without limitation, that the Committee may require that such payment be made in cash.

16.          Restricted Share Awards.

(a)           The Committee may grant Awards of Restricted Shares to any Eligible Person, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.  The terms and conditions of

Restricted Shares shall be specified in the Award.  The Committee, in its sole discretion, shall determine what rights, if any, the person to whom an Award of Restricted Shares is made shall have in the Restricted Shares during the Restriction Period and the Restrictions applicable to the particular Award, including whether the holder of the Restricted Shares shall have the right to vote the Restricted Shares and the extent, if any, of Holder’s right to receive Restricted Share Distributions.  Unless otherwise provided in the Restricted Share Award, upon the expiration of Restrictions, the Restricted Shares shall cease to be Restricted Shares.

(b)           The Restrictions on Restricted Shares shall lapse in whole, or in installments, over whatever Restricted Period shall be selected by the Committee.

(c)           Without limitations, the Committee may accelerate the date on which Restrictions lapse with respect to any Restricted Shares.

(d)           During the Restricted Period, the certificates representing the Restricted Shares, and any Restricted Share Distributions, shall be registered in the Holder’s name and bear a restrictive legend disclosing the Restrictions, the existence of the Plan, and the existence of such Restricted Share Award.  Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to the Company of all or any portion of the Restricted Shares, and any assets constituting Restricted Share Distributions, which shall be forfeited in accordance with the terms of such Restricted Share Award.  Restricted Shares shall constitute issued and outstanding Common Stock for all corporate purposes and the Holder shall have all rights, powers and privileges of a holder of unrestricted Shares except those that are expressly excluded under the terms of the Restricted Share Award, and Holder will not be entitled to delivery of the stock certificates until all Restrictions shall have terminated and after such period, for any additional period specified in the Award, and the Company will retain custody of all related Restricted Share Distributions (which will be subject to the same Restrictions, terms, and conditions as the related Restricted Shares) until the conclusion of the Restricted Period with respect to the related Restricted Shares or for such additional period as may be provided in the Award; and provided, further, that any Restricted Share Distributions shall not bear interest or be segregated into a separate account but shall remain a general asset of the Company, subject to the claims of the Company’s creditors, until the date of their distribution; and provided, finally, that any material breach of any terms of the Restricted Share Award, as reasonably determined by the Committee, will cause a forfeiture of both Restricted Shares and Restricted Share Distributions.

17.          Performance Awards.

(a)           Performance Awards during a Plan Year may be granted to any Eligible Persons.

(b)           Without limitation, the Committee’s grant of Performance Awards may, in its sole discretion, be made in Reserved Shares, or in cash, or in a combination of Reserved Shares and cash, but the cash portion of each such Award granted to each Eligible Person may not exceed $1,000,000 in a Plan Year.

(c)           The Committee shall select the Performance Measures which will be required to be satisfied during the Performance Period in order to earn the Performance Award.  Such

Performance Measures, and the duration of any Performance Period, may differ with respect to each Eligible Person, or with respect to separate Performance Awards issued to the same Eligible Person.  The selected Performance Measures, the Performance Period(s), and any other conditions to the Company’s obligation to pay a Performance Award shall be set forth in each Performance Award on or before the first to occur of (i) the 90th day of the selected Performance Period, (ii) the first date on which more than 25% of the Performance Period has elapsed, and (iii) the first date, if any, on which satisfaction of the Performance Measure(s) is no longer substantially uncertain.

(d)           Performance Awards may be payable in a single payment or in installments but may not be paid in whole or in part prior to the date on which the Performance Measures are attained, except that such payment may be accelerated upon the death or Disability of the Eligible Person, or as a result of a Change in Control, it being understood that if such acceleration events occur prior to the attainment of the Performance Measures, the Performance Award will not be exempt from Section 162(m) of the Code.

(e)           The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee, but may be specifically delegated to the Administrator.  Without limitation, where an Eligible Person has satisfied the Performance Measures with respect to a Performance Award, if permitted under the terms of such Performance Award, the Committee, in its sole discretion, may reduce the maximum amount payable under such Performance Award.

18.          Stock Appreciation Rights.

(a)           The Committee shall have authority to grant (i) a SAR with respect to Reserved Shares, including, without limitation, Reserved Shares covered by any Option (“Related Option”), or a Performance Award (“Related Performance Award”).  A SAR granted with respect to a Related Option or Related Performance Award must be granted on the Date of Grant of such Related Option or Related Performance Award.

(1)           For the purposes of this Section 18, the following definitions shall apply:

(i)          The term “SAR” shall mean a right granted under this Plan, including, without limitation, a right granted in tandem with an Award, that shall entitle the Holder thereof to the number of Reserved Shares which have a Fair Market Value equal to the SAR Spread payable as described in Section 18(d).
(ii)         The term “SAR Spread” shall mean with respect to each SAR an amount equal to the product of (1) the excess of (A) the Fair Market Value per Share on the date of exercise, over (B) (x) if the SAR is granted in tandem with an Option, then the Option Price per Reserved Share of the Related Option, (y) if the SAR is granted in tandem with a Performance Award, the Agreed Price under the Related Performance Award, or (z) if the SAR is granted by itself with respect to a designated number of Reserved Shares, the Agreed Price which, without limitation, is the Fair Market Value of the Reserved Shares on the Date of Grant, in each case multiplied by (2) the number of Reserved Shares with respect to which such SAR is being exercised; provided, however, without limitation, that with respect to any SAR granted in tandem with an Incentive Stock Option, in no event shall the SAR Spread exceed the amount permitted to be treated as the SAR Spread under applicable Treasury Regulations or other legal authority without disqualifying the Option as an Incentive Stock Option.

(b)           To exercise the SAR the Holder shall:

(i)            Give written notice thereof to the Company, specifying the SAR being exercised and the number or Reserved Shares with respect to which such SAR is being exercised, and
(ii)           If requested by the Company, deliver within a reasonable time the agreement evidencing the SAR being exercised and, if applicable, the Related Option agreement, or Related Performance Award agreement, to the Secretary of the Company who shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Holder.

(c)           As soon as practicable after the exercise of a SAR, the Company shall transfer to the Holder Reserved Shares having a Fair Market Value on the date the SAR is exercised equal to either the SAR Spread; provided, however, without limiting the generality of Section 15, that the Company, in its sole discretion, may withhold from such transferred Reserved Shares any amount necessary to satisfy the Company’s minimum obligation for federal and state withholding taxes with respect to such exercise.

(d)           A SAR may be exercised only if and to the extent that it is permitted under the terms of the Award which, in the case of a Related Option, shall be only when such Related Option is eligible to be exercised.

(e)           Upon the exercise or termination of a Related Option, or the payment or termination of a Related Performance Award, the SAR with respect to such Related Option or Related Performance Award likewise shall terminate.

(f)            A SAR shall be transferable (i) only to the extent, if any, provided in the agreement evidencing the SAR, or (ii) if granted with respect to a Related Option, or Related Performance Award, only to the extent, if any, that such Related Option, or Related Performance Award, is transferable, and under the same conditions.

(g)           Each SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine.

(h)           The Holder shall have no rights as a stockholder with respect to the related Reserved Shares as a result of the grant of a SAR.

(i)            With respect to a Holder who, on the date of a proposed exercise of a SAR, is an officer (as that term is used in Rule 16a-1 promulgated under the 1934 Act or any similar rule which may subsequently be in effect), such proposed exercise may only occur as permitted by

Rule 16b-3, including without limitation paragraph (e)(3)(iii) (or any similar rule which may subsequently be in effect promulgated pursuant to Section 16(b) of the 1934 Act).

19.          Section 83(b) Election.  If as a result of receiving an Award, a Holder receives Restricted Shares, then such Holder may elect under Section 83(b) of the Code to include in his or her gross income, for his or her taxable year in which the Restricted Shares are transferred to such Holder, the excess of the Fair Market Value (determined without regard to any Restriction other than one which by its terms will never lapse), of such Restricted Shares at the Date of Grant, over the amount (if any) paid for the Restricted Shares.  If the Holder makes the Section 83(b) election described above, the Holder shall (i) make such election in a manner that is satisfactory to the Administrator, (ii) provide the Administrator with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to pay the withholding amounts described in Section 15.

20.          Interpretation.

(a)           If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

(b)           THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

(c)           Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Plan.

(d)           Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

(e)           Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to Shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

21.          Amendment and Discontinuation of the Plan.  The Board, or the Committee (subject to the prior written authorization of the Board), may from time to time amend the Plan or any Award; provided, however, that (except to the extent provided in Section 9(b)) no such amendment may, without approval by the Shareholders, (a) increase the number of Reserved Shares or change the class of Eligible Persons, (b) permit the granting of Awards which expire beyond the maximum 10-year period described in Section 9(a)(5), or (c) make any change for which applicable law or regulatory authority (including the regulatory authority of the NASDAQ or any other market or exchange on which the Common Stock is traded) would require Shareholder approval or for which Shareholder approval would be required under Section 162(m) of the Code to secure complete deductibility of all compensation paid as a result of Awards; and provided, further, that no amendment or suspension of the Plan or any Award issued hereunder shall, except as specifically permitted in this Plan or under the terms of such

Award, substantially impair any Award previously granted to any Holder without the consent of such Holder.

22.          Effective Date and Termination Date.  The Plan shall be effective as of its Effective Date, and shall terminate on the tenth anniversary of such Effective Date; provided, further, without limitation, that unless otherwise expressly provided in an Award, the termination of the Plan shall not terminate an Award which is outstanding on such date.

THOMAS GROUP, INC.

Proxy for Special Meeting of Stockholders to be Held December 12, 2006
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints David English and Mike Barhydt, and each of them singly, each with full power of substitution, proxies and attorneys-in-fact of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Special Meeting of Stockholders of Thomas Group, Inc. (the “Company”) to be held on Tuesday, December 12, 2006, at the principal executive offices of the Company, located at 5221 N. O’Connor Boulevard, Suite 500, Irving, Texas at 11:30 A.M., Central time, and any and all adjournments or postponements thereof, including (without limiting the generality of the foregoing) to vote and act upon the matters set forth in the Proxy Statement and upon those other matters as may properly come before the special meeting, voting as specified on the reverse side of this proxy card with respect to the matters set forth in the Proxy Statement, and voting in the discretion of the above-named person on such other matters as may properly come before the special meeting.  The undersigned hereby revokes any proxy previously given.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS SET FORTH ON THE REVERSE SIDE.  IF THIS PROXY IS SIGNED AND RETURNED AND DOES NOT SPECIFY A VOTE ON ONE OR MORE OF THE PROPOSALS, THE PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AS TO WHICH NO VOTE IS SPECIFIED.

SEE REVERSE SIDE

Please mark the corresponding box on the reverse side of this card.

Please complete, date, sign and mail this Proxy promptly

in the enclosed envelope.

No postage is required for mailing in the United States.

Telephone and Internet Voting Instructions

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy:

i)              To vote using the Telephone (within U.S. and Canada), call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is no charge to you for the call.  Follow the simple instructions provided by the recorded message.

ii)            To vote using the Internet, go to www.computershare.com/expressvote and enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR

If you vote by telephone or the Internet, please do not mail back this proxy card. Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on December 12, 2006.  Thank you for voting.

THOMAS GROUP, INC.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

1. Proposal to approve, adopt and ratify the 2005 Omnibus Stock and Incentive Plan for Thomas Group, Inc.	FOR	AGAINST	ABSTAIN

	☐	☐	☐

2.    Proposal to approve and ratify the Net Profit Awards and Share Price Award made under the 2005 Omnibus Stock and Incentive Plan to James T. Taylor, our President and Chief Executive Officer, David English, our Chief Financial Officer, and Terry Stinson, our President - Commercial Operations

	FOR ☐	AGAINST ☐	ABSTAIN ☐

	☐	MARK HERE FOR ADDRESS
CHANGE AND NOTE AT LEFT

SIGNATURE		DATE

SIGNATURE		DATE

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.